UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2006


                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  1-8061                    11-1986657
(State or other jurisdiction of    (Commission               (I.R.S. Employer
         incorporation)            File Number)              Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY                      11553
(Address of principal executive offices)                         (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

On November 20, 2006, Frequency Electronics, Inc., a Delaware corporation (the "Company"), notified its directors and executive officers that, in connection with the transition of the administrative services with respect to the Company's 401(k) Savings Plan (the "Plan"), a blackout period with respect to the Plan will be in effect beginning at 4:00 p.m. EST on December 8, 2006. The blackout period will end at 5:00 p.m. EST on December 31, 2006. The Company provided its notice to the directors and executive officers in accordance with Rule 104 of Regulation BTR.

A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, any stockholder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Alan Miller at (516) 794-4500.

A copy of the notice dated November 20, 2006, which was provided to the Company's directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.         Description

99.1 Notice sent to directors and executive officers of Frequency Electronics, Inc. on November 20, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FREQUENCY ELECTRONICS, INC.

Date:    November 20, 2006                  By:  /s/ Alan Miller
                                                ----------------
                                                     Alan Miller
                                                Chief Financial Officer
                                                and Treasurer

                                                                    Exhibit 99.1

           IMPORTANT NOTICE CONCERNING LIMITATIONS ON YOUR TRADING IN FREQUENCY ELECTRONICS, INC. DURING 401(K) SAVINGS PLAN BLACKOUT PERIOD

November 20, 2006

To:  Directors and Executive Officers of Frequency Electronics, Inc.
From:  Frequency Electronics, Inc.


From 4:00 p.m. EST on December 8 through 5:00 p.m. EST December 31, 2006, you will be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity security of Frequency Electronics, Inc. (the "Company") (including options and other derivatives based on Common Stock of the Company) if you acquired such security in connection with your service to or employment with the Company. As explained in more detail below, this prohibition is imposed by Section 306 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the Securities and Exchange Commission commonly referred to as Regulation BTR (Blackout Trading Restriction).

Section 306(a) of the Sarbanes-Oxley Act prohibits directors and executive officers of an issuer from trading in the issuer's equity securities during any period during which employees are unable to purchase, sell or otherwise acquire or transfer issuer equity securities held in 401(k) or similar plans. This period is commonly referred to as a "blackout period." A blackout period is usually imposed for administrative reasons such as changes in plan record keepers, introduction of new investment alternatives or business combinations.

The Frequency Electronics, Inc. 401(k) Savings Plan (the "Plan") is changing its administrator from MetLife to The Principal Financial Group. As a result of this change, from 4:00 p.m. EST on December 8 through 5:00 p.m. EST December 31, 2006, participants will be unable to engage in certain Plan-related transactions and activities. During this blackout period, Plan participants will be unable to change current investment elections, reallocate account balances, obtain loans or obtain distributions from the Plan (including hardship withdrawals). Under these circumstances, because matching contributions under the Plan are invested in shares of Common Stock of the Company, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002, during this blackout period, directors and executive officers are prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity security of the Company (including options and other derivatives based on Common Stock of the Company) acquired in connection with service to or employment with the Company.

Please note the following:

     o "Equity securities" are defined broadly to include options and other derivatives. Covered transactions are not limited to those involving your direct ownership, but include any transaction in which you have a pecuniary interest. You may be deemed to have an interest in transactions in equity securities of the Company effected by your family members.

     o The prohibition covers securities acquired "in connection with service as a director or employment as an executive officer." This includes, among other things, securities acquired under a compensatory plan or contract (such as under a stock option or a restricted stock grant), as a direct or indirect inducement to employment or joining the Board of Directors, in transactions between the individual and the Company, and as director qualifying shares. Securities acquired outside of an individual's service as a director or executive officer (such as shares acquired when the person was an employee but not yet an executive officer) are not covered. However, if you hold both covered shares and non-covered shares, any shares that you sell will be presumed to come first from the covered shares unless you can identify the source of the sold shares and show that you use the same identification for all related purposes (such as tax reporting and disclosure requirements).

The following are examples of transactions that you may not engage in during the blackout period:

     o Exercising stock options or warrants granted to you in connection with your service as a director or executive officer;

     o Selling Common Stock of the Company that you acquired by exercising options or warrants; and

     o Selling Common Stock of the Company that you originally received as a restricted stock grant.

There are certain exemptions, including:

     o Purchases or sales under 10b5-1(c) trading plans (so long as you do not make or modify your election during the blackout period or at a time when you are aware of the actual or approximate dates of the blackout);

     o Bona fide gifts, bequests and transfers pursuant to domestic relations orders; and

     o Acquisitions and dispositions of equity securities in connection with a merger, acquisition, divestiture, or similar transactions.

If you engage in a transaction that violates these rules, you can be required to disgorge your profits from the transaction, and you are subject to civil and criminal penalties.

If you have any questions concerning the blackout period or regarding this blackout notice, please contact Alan Miller or Robert Klomp at (516) 794-4500. Alternatively, you may contact Alan Miller or Robert Klomp by mail at the following address: c/o Frequency Electronics, Inc., 55 Charles Lindbergh Blvd, Mitchel Field, NY 11553.

THE RULES SUMMARIZED ABOVE ARE COMPLEX, AND THE CRIMINAL AND CIVIL PENALTIES THAT COULD BE IMPOSED UPON DIRECTORS AND EXECUTIVE OFFICERS WHO VIOLATE THEM COULD BE SEVERE.

WE THEREFORE REQUEST THAT YOU CONTACT ALAN MILLER AT (516) 794-4500 BEFORE ENGAGING IN ANY TRANSACTION INVOLVING THE COMMON STOCK OF THE COMPANY OR DERIVATIVES BASED ON THE COMMON STOCK OF THE COMPANY DURING THE BLACKOUT PERIOD, OR IF YOU BELIEVE THAT ANY SUCH TRANSACTION IN WHICH YOU HAVE A PECUNIARY INTEREST MAY OCCUR DURING THE BLACKOUT PERIOD.